SECURITIES AND EXCHANGE COMMISSION
Washington, D. C. 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF
THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported) August 28, 2003
                                                 ..............

RAYMOND JAMES FINANCIAL, INC.
(Exact name of registrant as specified in its charter)

             Florida                   1-9109               No. 59-1517485
.................................     ............          ....................
 (State or other jurisdiction of     (Commission           (I.R.S. Employer
  incorporation or organization)      File Number)          Identification No.)

880 Carillon Parkway, St. Petersburg, Florida  33716
.........................................................
(Address of principal executive offices)      (Zip Code)

Registrant's telephone number, including area code (727) 567-1000
                                                   ..............

_____________________________________________________________

(Former name or former address, if changed since last report.

Item 5.  Other Events

On August 28, 2003 the Board of Directors of the Raymond James Financial, Inc. approved the following documents, which are enclosed as exhibits:

- Charter of the corporate governance, nominating and compensation committee,

- Raymond James Financial, Inc. corporate governance principles

- Raymond James Financial, Inc. Code of Ethics for Senior Financial Officers

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

     September 3, 2003
        (Date)

RAYMOND JAMES FINANCIAL, INC.

BY: /s/ Thomas A. James
        Thomas A. James
       Chairman and Chief
       Executive Officer

BY: /s/ Jeffrey P. Julien
        Jeffrey P. Julien
    Senior Vice President - Finance
      and Chief Financial Officer

Exhibit 99A

CHARTER OF THE CORPORATE GOVERNANCE, NOMINATING AND COMPENSATION COMMITTEE OF THE BOARD OF DIRECTORS

Mission Statement

The Corporate Governance, Nominating and Compensation Committee (the Committee) serves as the principal agent of the Board of Directors in reviewing the compensation structure for the Company's senior executives, including the CEO, reviewing employee compensation and benefit programs and recommending corporate governance policies and practices to the Board of Directors. The Committee also reviews the qualifications and background experience of proposed candidates for the Board of Directors of the Company, and is authorized to seek out and recommend candidates to the Company's shareholders.

Membership

The Committee is comprised solely of independent directors as determined in accordance with the independence standards adopted by the New York Stock Exchange and the Securities and Exchange Commission. Members of the Committee and the Chair of the Committee are appointed by the Board of Directors.

Duties and Responsibilities

The Committee shall have the following duties and responsibilities:

Compensation Responsibilities

    Approve the compensation structure for senior management.

    Establish criteria for the compensation of the CEO and determine his compensation based on an annual review of his performance.

    Review succession plans for the senior management of the Company, including the CEO.

    Review and approve all equity compensation plans, including IRS qualified and non-qualified plans.

    Review and recommend for Board action all grants of stock options or restricted stock awards.

    Review and recommend for Board action the Company's contributions to employee benefit plans.

    Serve as the policy making body for issues that arise under any of the Company's employee benefit, stock option or other employee plans.

Nominating and Corporate Governance Responsibilities
    Identify potential nominees to the Board of Directors, including candidates recommended by management, review their qualifications and experience, and recommend a slate of nominees to the Board of Directors for consideration and presentation to the shareholders for election.

    Review succession planning for the CEO and other senior management positions.

    Develop corporate governance policies and monitor compliance with those policies.
    Lead the Board of Directors in an annual review of the performance of the Board and each of the Board Committees.
    Periodically review the Company's ethics policy and make recommendations for changes to the Board of Directors when necessary.

General
    Report to the Board of Directors with respect to the Committee's activities.
    Report to the Company's shareholders in the annual proxy statement.
    Regularly review the Committee's Charter.
    Retain outside advisers when it considers such services to be necessary.

Meetings

The Committee shall meet as frequently as its responsibilities require. Generally, the Committee shall meet quarterly, prior to each meeting of the Board of Directors, and an additional meeting to review proposed incentive compensation awards for senior management. The Committee may meet in person or by telephone.

Exhibit 99B

RAYMOND JAMES FINANCIAL, INC.

CORPORATE GOVERNANCE PRINCIPLES

The Board of Directors of Raymond James Financial, Inc. (the Company) has adopted the following principles with respect to the Company's governance. These principles will be reviewed regularly by the Corporate Governance, Nominating and Compensation Committee of the Board of Directors.

1. Corporate Mission Statement

The Company's Mission Statement is attached as Exhibit A.

2. Corporate Governance at Raymond James

Unlike many public companies, the management and employees of Raymond James are significant stockholders of the Company. Historically, the Company's Executive Officers and employees have owned a significant portion of the Company's common stock (over 40% as of June 2003). For this reason, the Board of Directors believes that the interests of the Company's management and employees are already strongly aligned with the interests of stockholders. The corporate governance principles adopted by the Board of Directors for the Company reflect this important characteristic of Raymond James Financial, Inc.

3. Role of the Board of Directors

The role of the Company's Board of Directors is to oversee management of the Company in their efforts to enhance shareholder value and conduct the Company's business in accordance with the Company's mission statement. In that connection, the Board helps management assess long-range strategies for the Company, and evaluates management performance. While enhancing shareholder value is a primary concern, the Board also considers the interests of clients, associates and other interested groups, including the communities which the Company serves, as well as the broader public interest. In discharging its oversight responsibility, members of the Board rely on the Company's management as well as its auditors and other professional advisers.

4. Size and Composition of the Board of Directors

Under the Company's By-laws, the Board of Directors may consist of no more than 20 persons. It is the current view of the Board of Directors that the Company is well served by having a Board of 10 persons, permitting effective communication and collaboration among Board members. While the Board consists of a majority of independent Directors, the Board presently believes that the Company's interests are best served by having a meaningful representation of the Company's senior management serve as Board members. Independent directors meet the criteria for independence established by the New York Stock Exchange.

5. Selection of Board Members

The entire Board of Directors stands for reelection at the Company's Annual Meeting of Shareholders each year.

The Corporate Governance, Nominating and Compensation Committee reviews the experience and qualifications of nominees to the Board who are identified by management. In addition, the Committee has the authority to identify and recommend nominees directly to the Board of Directors. Board members are expected to demonstrate high standards of integrity and character and are also expected to offer important perspectives on some aspect of the Company's business based on their business experience.

6. Board Tenure

A director (management or outside) is expected to retire from the Company's Board of Directors at the Annual Meeting of Shareholders following his or her 70th birthday.

Outside Directors are normally expected to serve no more than 12 years as members of the Company's board.

To assure effective transition, existing board members who would be affected by these limits at September 30, 2003 will serve up to three additional years.

Outside Directors who hold a particular corporate or other employment position at the time of their appointment are not required to resign their position if that position changes during their board tenure.

7. Compensation of Directors

Members of the Board are compensated for their time and services by cash payments and non-qualified stock options; the compensation level is periodically reviewed by the Corporate Governance, Nominating and Compensation Committee which makes recommendations to the Board of Directors. All members of the Board are expected to own shares of the Company's common stock, or stock options, during their tenure on the Board.

8. Lead Director

Historically, the Company has combined the position of Chairman of the Board and Chief Executive Officer and has no present plans to change that structure, which has served it well. The Board of Directors has appointed one of its independent directors as lead director, whose role is to solicit agenda items and issues from independent directors for inclusion in the Board agenda and to organize and chair periodic meetings of the independent directors.

9. Board Meetings

Board meetings follow an agenda that is established in advance by the CEO and CFO, with input from the Lead Director and from management. Each meeting of the Board provides for time for a joint meeting with members of the Company's Operating Committee, who constitute the senior management of the Company. Board materials are distributed in advance of each meeting, containing financial, strategic and operational summaries from each of the major business units as well as material information relating to agenda items. Members of the Board are expected to attend all Board meetings, including telephone meetings when necessary.

10. Meetings of Independent Directors

In addition to the formal Board meetings, the independent Directors meet for discussion prior to each Board meeting, generally on the afternoon before the meeting. The independent Directors also meet regularly with the CEO.

11. Board Evaluation

The Board of Directors conducts an annual long-range strategic planning meeting, generally following the Annual Meeting of Shareholders. During these meetings, members of senior management also participate in addressing strategic issues facing the Company. In addition to consideration of strategic and long term issues, the Board undertakes a review of its functions and processes to identify areas for improvement.

12. Director Orientation; Access to Employees

New Directors are provided with an orientation to the Company and a board reference manual containing important background information regarding the Company. Management of the Company encourages all Board members to meet with senior management personnel to learn about the financial, strategic and other long term issues effecting the Company's business operations, and provides specific opportunities for new Directors to engage in such meetings.

Members of the Board of Directors have at all times full and unrestricted access to members of management and employees of the Company and are encouraged to contact such personnel directly.

13. Board Committees

The Board has two committees: the Audit Committee and the Corporate Governance, Nominating and Compensation Committee. All members of these Committees are independent Directors in accordance with the criteria established by the New York Stock Exchange, and the Audit Committee has designated one of its members as the Audit Committee Financial Expert. Each of the Committees has a charter defining its mission and role. Members of the Committees and Committee chairpersons are selected annually by the Board of Directors.

14. CEO Compensation and Succession

The Corporate Governance, Nominating and Compensation Committee establishes standards for CEO performance and determines the compensation of the CEO based on an annual review of his performance. The Committee also annually review compensation of other senior executives.

That committee is also responsible for succession planning for the CEO and reviewing succession plans for senior level executive positions.

15. Ethics Policy

The Company has a comprehensive ethics policy applicable to all employees and to members of the Board of Directors, requiring adherence to high ethical standards as well as compliance with all applicable laws, rules and regulations. The Company has also established procedures, under the direction of the Audit Committee, for the confidential and anonymous reporting by employees of concerns regarding accounting, auditing and internal controls matters.

16. Policies Regarding Stock Options

The Board of Directors believes that stock options are a valuable part of the compensation program for key personnel and Financial Advisors, and serve to align their interest with the interests of the Company's shareholders. Accordingly, the Company maintains both qualified and non-qualified option plans for key employees and Financial Advisors. These plans are administered by the Corporate Governance, Nominating and Compensation Committee.

Under the Company's option plans, options generally vest over a five year period; options which have vested in full must be exercised within 90 days to one year of the final vesting date, or they expire. This assures that option recipients become shareholders of the Company, and reflects a policy that options should not exceed 10% of the Company's outstanding stock at any time. The Company has not in the past engaged in repricing of stock options and the Nominating, Compensation and Corporate Governance Committee has no plans to do so in the future.

The Company treats stock options as a compensation expense in its financial statements.

17. Corporate Control Structures

The Company does not provide for a "poison pill" or other anti-takeover procedures in its Articles of Incorporation. A merger or acquisition transaction pursuant to which the Company's shareholders are required to receive shares of another corporation requires approval of the holders of two-thirds of the Company's common stock..

Exhibit A

Our business is people and their financial well-being. Therefore, in the pursuit of our goals, we will conduct ourselves in accordance with the following precepts:

  Our clients always come first.
  We must provide the highest level of service with integrity.
  Assisting our clients in the attainment of their financial objectives is our most worthy enterprise.
  We must communicate with our clients clearly and frequently.
  Our investments and services must be of superior quality.
  Teamwork - cooperating with and providing assistance and support to our fellow Associates - is fundamental to sustaining a quality work environment that nurtures opportunities for unparalleled service, personal growth and job satisfaction.
  Continuing education is necessary to maintain the timeliness of investment knowledge, tax law information and financial planning techniques.
  Innovation is requisite to our survival in a changing world.
  To emulate other members of our industry requires us to continue to work hard; to excel beyond our peers requires us to provide an even higher caliber of service to our clients.
  We must give something back to the communities in which we live and work.

Exhibit 99C

RAYMOND JAMES FINANCIAL, INC.

Code of Ethics

for

Senior Financial Officers

This Code of Ethics for Senior Financial Officers has been adopted by the Board of Directors of the Company to promote honest and ethical conduct, proper disclosure of financial information in the Corporation's periodic reports, and compliance with applicable laws, rules, and regulations by the Company's senior officers who have financial responsibilities.

As used in this Code, the term Senior Financial Officer means the Company's Chief Executive Officer, Chief Financial Officer and Controller.

Principles and Practices.

In performing his or her duties, each Senior Financial Officer must:

(1) maintain high standards of honest and ethical conduct and avoid any actual or apparent conflict of interest as defined in the Company's Business Ethics Policy *;

(2) report to the Audit Committee of the Board of Directors any conflict of interest that may arise and any material transaction or relationship that reasonably could be expected to give rise to a conflict;

(3) provide, or cause to be provided, full, fair, accurate, timely, and understandable disclosure in reports and documents that the Company files with or submits to the Securities and Exchange Commission and in other public communications;

(4) comply and take all reasonable actions to cause others to comply with applicable governmental laws, rules, and regulations; and

(5) promptly report violations of this Code to the Audit Committee.

Senior Financial Officers must also comply with the Business Ethics Policy that applies to all of the Company's officers and employees.

Compliance and Accountability.

The Audit Committee will assess compliance with this Code, report material violations to the Board of Directors, and recommend to the Board appropriate action.

*From the Business Ethics Policy

CONFLICTS OF INTEREST

The Company expects the undivided loyalty of its Associates in the conduct of Company business. It is important that Associates be free from any financial interests or other relationships that might conflict with the best interests of the Company. Accordingly, each Associate, without written approval of the Associate's department head and the firm's chief executive officer,

  May not make an investment in a company that competes with, supplies services or products to or purchases services or products from the Company, except that an Associate may make investments in (a) publicly held companies where such interest is less than one percent of the outstanding stock, (b) mutual funds, or (c) partnerships sold by the firm or any other investment approved by and sold through the Company;
  May not serve as officer, director, employee or consultant of, perform services for or receive income from any enterprise or individual doing business with or competing with the Company, or seeking to do so. In fact, without approval and appropriate written disclosure for regulatory purposes, an employee may not serve as an officer, director, employee or consultant to any other corporation; the Company encourages participation in charitable endeavors and recommends that an employee discuss major commitments if they might impinge on the demands of his/her job;
  May not act in a fiduciary capacity for any client or customer of the firm except as agent of the Company;
  May not make investments alongside a client, customer, or supplier of the Company, except in the Company's approved products;
  May not organize a business for the purpose of doing business with the Company or other associates of the Company or use his position to influence other associates or prospective associates to do business with him or any relative of the associate;
  May not give or receive gifts of more than a token value (currently $100.00) that are in any way connected with business relationships;
  May not receive compensation from outsiders for services or products for which he is being paid by the Company;
  May not knowingly speculate or deal in materials, equipment, supplies, products, services, lands, leases or properties which may later be purchased by the Company or for which negotiations to purchase, acquire or sell are pending or may reasonably be anticipated;
  May not knowingly buy or sell for his own account or the account of any relative or associate any security or other interest which the Company may be considering buying or selling, or has decided to buy or sell, until the Company decision has been completely executed and publicly announced. Such purchases of securities or real estate developed by the Company shall be made at prices consistent with the Company's employee discount policies;
  May not knowingly buy or sell any security to be recommended by the Company until 48 hours have passed in which the Company's clients may act on such recommendation in accordance with the Company's Research Department policies;
  Must comply with all provisions of federal, state and self-regulatory agency securities laws as well as all company policies relating to transactions and employee deportment.
  May not receive any cash/non-cash compensation from a product sponsor or wholesaler without first completing the cash/non-cash compensation form and obtaining firm approval.

The above list of conflicts to be avoided cannot be exhaustive, thus when there is the slightest possibility for conflict, the associate should discuss the situation with his or her department head and receive written approval prior to proceeding.

As approved by the Board of Directors on August 28, 2003.